U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2004

Colorado                             333-105903              84-1595829
(State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)     File Number)        Identification Number)


            3540 Albert Street, Regina, Saskatchewan, Canada, S4S 3P5
                       Tel: 306-586-6643 Fax: 310-362-8902
                               (operating office)


                          CSC Corporate Service Company
                              1275 - 1560 Broadway
                                Denver, CO 80202
                                Tel: 303-860-7052
(Name, address and telephone number for Registered Office and Agent for Service)

ITEM 5.     Other Events and Regulation FD Disclosure
-------     -----------------------------------------


On July 15, 2004, the Registrant incorporated a new operating subsidiary Bangla Properties, Inc. in the Province of Saskatchewan, Canada to pursue its business plan to obtain more rental properties and contracts.

The Registrant's subsidiary has entered into two offers to purchase on two residential properties in Regina Saskatchewan. As of August 4, 2004, both offers were accepted. The Subsidiary purchased these properties for residential rentals. The first property is a duplex complex and the second is a residential single family home.

ITEM 7.     Financial Statements and Exhibits
------      ---------------------------------

On June 29, 2004, the Registrant filed its annual report on Form 10KSB. There was a clerical error on the Shareholders' Equity Statement and Note 5 to the Financial Statements. The Registrant's Auditor, Miller & McCollom corrected the clerical error and provided the attached revised financial statements for the year-ending March 31, 2004.


Signatures
----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 6, 2004                 By: /s/ Shawn Erickson
                                        -------------------
                                         President





EXHIBITS
--------

Audited Financial Statements

                          INDEX TO FINANCIAL STATEMENTS


                                     REVISED


                        BANGLA PROPERTY MANAGEMENT, INC.

                              FINANCIAL STATEMENTS

                                      with

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                 March 31, 2004



                                                                   Page
                                                                   ----

   Report of Independent Registered Public Accounting Firm          F-2

   Financial Statements:

            Balance Sheets                                          F-3

            Statements of Operations                                F-4

            Statement of Stockholders' Equity                       F-5

            Statements of Cash Flows                                F-6

            Notes to Financial Statements                       F-7 to F-12

             Report of Independent Registered Public Accounting Firm
             -------------------------------------------------------


Board of Directors
Bangla Property Management, Inc.

     We have audited the accompanying balance sheets of Bangla Property Management, Inc. as of March 31, 2004 and 2003, and the related statements of operations, stockholders' equity, and cash flows for years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bangla Property Management, Inc. as of March 31, 2004 and 2003, and the related statements of operations, stockholders' equity, and cash flows for years then ended, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has limited working capital and continued operating losses, which raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


MILLER AND MCCOLLOM
Certified Public Accountants
4350 Wadsworth Boulevard, Suite 300
Wheat Ridge, Colorado 80033
June 28, 2004

                        BANGLA PROPERTY MANAGEMENT, INC.
                        --------------------------------

                                 Balance Sheets
                                 --------------

                                     ASSETS
                                                           March 31,           March 31,
                                                           2004                2003
                                                           ----------------    ----------------

CURRENT ASSETS
   Cash                                                    $        14,239     $        10,342
   Accounts receivable                                               2,050                 150
                                                           ----------------    ----------------
         Total current assets                                       16,289              10,492

PROPERTY AND EQUIPMENT
   Maintenance equipment, net of $172 and $86
      accumulated depreciation                                         258                 344
                                                           ----------------    ----------------
         Total property and equipment                                  258                 344

         Total assets                                      $        16,547     $        10,836
                                                           ================    ================

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                                  8,931                  --
   Accounts payable, related parties                                 1,000               2,067
                                                           ----------------    ----------------
         Total current liabilities                                   9,931               2,067

SHAREHOLDERS' EQUITY
   Common shares, 100,000,000 shares of no par
      value authorized, 7,325,000 shares
      issued and outstanding                                        30,525              16,166
   Accumulated deficit in the development stage                    (23,909)             (7,397)
                                                           ----------------    ----------------
         Total shareholders' equity                                  6,616               8,769

         Total liabilities and shareholders' equity        $        16,547     $        10,836
                                                           ================    ================


     The accompanying notes to financial statements are an integral part of this statement.

                        BANGLA PROPERTY MANAGEMENT, INC.
                        --------------------------------



                            Statements of Operations
                            ------------------------


                                           Year                Year
                                           Ending              Ending
                                           March 31,           March 31,
                                           2004                2003
                                           ----------------    ----------------

REVENUES:

Property management fees                   $        23,065     $         8,250

EXPENSES:
   Salaries                                          1,800               2,100
   Professional fees                                29,579               7,934
   Rent                                              1,900               1,650
   Depreciation                                         86                  86
   Other administrative expenses                     6,018               3,564
                                           ----------------    ----------------
         Total expenses                             39,383              15,333
                                           ----------------    ----------------

Net (loss) from operations                         (16,318)             (7,084)

Interest expense                                      (194)                (56)

Net (loss)                                 $       (16,512)    $        (7,140)
                                           ================    ================

Net (loss) per common share                $             *     $             *
                                           ================    ================

Weighted average shares outstanding              7,325,000           6,305,769
                                           ================    ================

* Less than $0.01 per share
















     The accompanying notes to financial statements are an integral part of this statement.

                        BANGLA PROPERTY MANAGEMENT, INC.
                        --------------------------------

                        Statement of Shareholders' Equity
                        ---------------------------------

                             Common         Common         Accumulated    Shareholders'
                             Shares         Stock          (Deficit)      Equity
                             ------------   ------------   ------------   -------------

Balance March 31, 2002         6,000,000    $     2,916    $      (257)   $      2,659

Common stock issued for
  cash, January 2003           1,325,000         13,250             --          13,250

Net loss for the year
  ending March 31, 2003               --             --         (7,140)         (7,140)
                             ------------   ------------   ------------   -------------

Balance March 31, 2003         7,325,000    $    16,166    $    (7,397)   $      8,769
                             ------------   ------------   ------------   -------------

Capital contributions by
  shareholders                        --         14,359             --          14,359

Net loss for the year
  ending March 31, 2004               --             --        (16,512)        (16,512)
                             ------------   ------------   ------------   -------------

Balance March 31, 2004         7,325,000    $    30,525    $   (23,909)   $      6,616
                             ============   ============   ============   =============









     The accompanying notes to financial statements are an integral part of this statement.

                        BANGLA PROPERTY MANAGEMENT, INC.
                        --------------------------------


                            Statements of Cash Flows
                            ------------------------


                                                             Year                Year
                                                             Ending              Ending
                                                             March 31,           March 31,
                                                             2004                2003
                                                             ----------------    ----------------

Cash flows from operating activities:
   Net (loss)                                                $       (16,512)    $        (7,140)
   Reconciling adjustments -
      Depreciation                                                        86                  86
      Common stock issued for services                                    --                  --
      Accounts payable assumed by
         shareholder                                                      --                  --
      Changes in operating assets:
         Accounts receivable                                          (1,900)               (150)
         Accounts payable                                             12,223               2,066
                                                             ----------------    ----------------
Net cash provided by operating activities                             (6,103)             (5,138)

Cash flows from investing activities:
   Purchase of equipment                                                  --                  --
                                                             ----------------    ----------------
Net cash (used) by investing activities                                   --                  --

Cash flows from financing activities:
   Sales of common stock                                                  --              13,250
   Loans from shareholder                                             10,000                  --
                                                             ----------------    ----------------
Net cash provided by financing activities                             10,000              13,250
                                                             ----------------    ----------------

Net increase in cash                                                   3,897               8,112

Cash, beginning of period                                             10,342               2,230
                                                             ----------------    ----------------

Cash, end of period                                          $        14,239     $        10,342
                                                             ================    ================


Supplementary disclosure of cash flow information:
   Cash paid during period for interest                                   --                  --
   Cash paid during period for income taxes                               --                  --
                                                             ================    ================

Supplemental disclosure of noncash investing and
financing activities:
   Loans and accounts payable contributed by shareholder              14,359                  --


     The accompanying notes to financial statements are an integral part of this statement.

Note 1 - Summary of Significant Accounting Policies
---------------------------------------------------

This summary of significant accounting policies of Bangla Property Management, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements. The financial statements are stated in United States of America dollars.


Organization and Description of Business
----------------------------------------

The Company was incorporated in the State of Colorado on June 15, 2001.

The Company is in the property management business. The Company currently offers the following general areas of service to existing and potential customers: new tenant placement services, month-to-month tenant management services for existing tenants, re-lease arrangements for existing tenants, tenant fee collection and eviction service, and exterior maintenance.

To date, the Company's revenue has resulted from the management of residential properties. The properties currently being managed are located in Saskatchewan, Canada.



Revenue Recognition
-------------------

Revenues are recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements." Under SAB 101, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectibility is reasonably assured.

The Company's revenues are derived principally from management fees, collection fees, and other related charges. Revenue is recognized when services have been performed and billed.


Use of Estimates
----------------

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.


Earnings (Loss) Per Share
-------------------------

Earnings (loss) per share of common stock is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding during the period.

Estimated Fair Value of Financial Instruments
---------------------------------------------

The carrying value of accounts payable, and other financial instruments reflected in the financial statement approximates fair value due to the short-term maturity of the instruments.


Comprehensive Income
--------------------

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS 130 requires that the components and total amounts of comprehensive income be displayed in the financial statements beginning in 1998. Comprehensive income includes net income and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. The company currently has no components of comprehensive income other than net income (loss).


Income Taxes
------------

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.


Valuation of Long-Lived Assets
------------------------------

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows on a basis consistent with accounting principles generally accepted in the United States of America.


Start-up Costs
--------------

The Company has adopted Statement of Position No. 98-5 ("SOP 98-5"), "Reporting the Costs of Start-Up Activities." SOP 98-5 requires that all non-governmental entities expense the cost of start-up activities, including organizational costs as those costs are incurred.


Other
-----

The Company's fiscal year end is March 31.

The Company paid no dividends during the periods presented.

Certain comparative figures have been reclassified to conform to the current year presentation. In prior years, the company presented it financial statements as a development stage enterprise.

The Company consists of one reportable business segment.

All revenue reported is from external customers in Canada. All of the Company's assets are located in the United States, except for its' property and equipment, which is located in Canada.

The majority of the company's cash flows (revenues and expenses) are in United States Dollars. Accordingly, the company's functional currency is the United States Dollar.


Note 2 - Basis of Presentation - Going Concern
----------------------------------------------

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has insufficient working capital and continued operating losses, and therefore may be forced to discontinue operations. This fact raises substantial doubt about the Company's ability to continue as a going concern. Management plans to raise additional capital to complete its business plan.


Note 3 - Recent Accounting Pronouncements
-----------------------------------------

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." It requires existing unconsolidated variable interest entities (VIE's) to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved. It applies immediately to VIE's created after January 31, 2003 and to VIE's in which an enterprise holds a variable interest that was acquired before February 1, 2003, the Interpretation applies for periods beginning after June 15, 2003. In December 2003, the FASB reissued Interpretation No. 46 with certain modifications and clarifications for certain VIE's. The Company has no unconsolidated VIE's and therefore its financial statements are in compliance with the requirements of Interpretation No. 46.

In April 2003, the FASB issued SFAS No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies the accounting guidance on certain derivative instruments and hedging activities. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003 and hedging relationships designated after June 30, 2003. The adoption of this statement did not impact the Company's financial position, results of operations, or cash flows.

In May 2003,  the FASB issued SFAS No. 150,  "Accounting  for Certain  Financial
Instruments with Characteristics of both Liabilities and Equity." SFAS 150 establishes standards for how an issuer of equity (including the equity shares of any entity whose financial statements are included in the consolidated financial statements) classifies and measures on its balance sheet certain financial instruments with characteristics of both liabilities and equity. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and for existing financial instruments after July 1, 2003. The adoption of this statement did not impact the Company's financial position, results of operations, or cash flows.


Note 4 - Property and Equipment
-------------------------------

Components of property and equipment consist of:

                                                                         Depreciation
                                                                             Rate
                                        Accumulated         Net              and
                           Cost        Depreciation       Amount            Method
                       -------------   -------------   -------------   ----------------
Year ending
  March 31, 2004 -
   Maintenance                                                            Straight Line
     equipment         $        430    $        172    $        258         5 Years
Year ending
  March 31, 2003 -
   Maintenance                                                            Straight Line
     equipment         $        430    $         86    $        344         5 Years

Depreciation has been provided in amounts sufficient to recover asset costs over their estimated useful lives. All components of property and equipment are being depreciated or amortized.


Note 5 - Equity
---------------

The Company issued 6,000,000 shares of its common stock during July 2001 to its sole shareholder for management services. Additional paid-in capital totaling $2,316 has been contributed, consisting of $500 in cash, the payment of incorporation costs of $766, and rent expense incurred of $1,050.

In January of 2003, the company sold 1,325,000 shares of common stock in a private offering for $13,250.

As described in notes 8 and 9, during the year ended March 31, 2004, shareholders contributed additional paid-in capital totaling $14,359.


Note 6 - Income Taxes
---------------------

The Company is subject to US and Canadian federal income taxes. The Company has had no income, and therefore has paid no income tax.

Deferred income taxes arise from temporary timing differences in the recognition of income and expenses for financial reporting and tax purposes. The Company's deferred tax assets consist entirely of the benefit from net operating loss carryforwards. The Company's deferred tax assets are offset by a valuation allowance due to the uncertainty of the realization of the net operating loss carryforwards. Net operating loss carryforwards may be further limited by a change in company ownership and other provisions of the tax laws.

The Company's deferred tax assets, valuation allowance, and change in valuation allowance are as follows:

                                            Estimated
                 Estimated                     Tax
                    NOL           NOL        Benefit        Valuation        Net Tax
Year Ending     Carryforward    Expires     from NOL        Allowance        Benefit
-----------   ---------------   -------   -------------   -------------   -------------
   2002       $         250       2022    $         95    $        (95)   $         --
   2003               7,500       2023           2,850          (2,850)             --
   2003              16,500       2024           6,720          (6,720)             --
              ---------------   -------   -------------   -------------   -------------
   Total      $      24,250               $      9,215    $     (9,215)   $         --
              ===============   =======   =============   =============   =============

Taxes at the statutory rate are reconciled to the Company's actual income taxes as follows:


Canadian and US Federal income taxes at statutory rate         38%
Valuation allowance                                           (38%)
                                                         -----------------
Actual income tax rate                                         --
                                                         =================


Note 7 - Commitments and Contingencies (Related parties)
--------------------------------------------------------

The Company has entered into two office rental agreements for renting office space in California commencing July 1, 2001 through June 30, 2005 from its President for $100 per month and from January 1, 2002 through June 30, 2005 in Canada for $50 per month from the President's brother. The rental agreements are subject to early termination by the Company provided notice and required rental payments are made.



Future base rent commitments during the years ended March 31 under these lease agreements are summarized as follows:

                             2004                   1,800
                             2005                     450



Note 8 - Related Party Transactions
-----------------------------------

The Company has property management contracts with its president for three properties. Income from these contracts was $1,800 for the year ended March 31, 2004, for which there is no amount due at March 31, 2004 and March 31, 2003.

Accounts payable, related parties, consists of monies advanced to the Company by its President and his brother. The advances have no specific payment terms, and interest is accrued at 5%pa. On March 31, 2004, the President and his brother were owed $5,359. The President and his brother agreed to forgive $4,359 of the debt, and this amount has been recorded as contributed capital to the Company.


Note 9 - Line of Credit
-----------------------

On March 1, 2003, the Company entered into a Loan Facility Agreement with White Sands, Inc., a Nevis corporation of which the Company's president is the beneficial owner. The Loan Facility Agreement established a $50,000 unsecured line of credit from which the Company may borrow up to $50,000 upon seven days written notice to White Sands, Inc. All sums drawn down, if any, will accrue interest of 8% per annum and all amounts owing plus interest accrued are payable on demand by White Sands, Inc. upon 30 days written notice to the Company.

On October 17, 2003, the Company borrowed $10,000 under the line of credit. On March 31, 2004, White Sands, Inc. agreed to forgive the loan and all accrued interest. The amount due, including accrued interest, has been recorded as contributed.